ADVANCED SERIES TRUST

AST Prudential Growth Allocation Portfolio

Supplement dated December 14, 2017 to the

Currently Effective Summary Prospectus, Prospectus and

Statement of Additional Information

This supplement should be read in conjunction with the currently effective Summary Prospectus for the AST Prudential Growth Allocation Portfolio (the Portfolio), and the Prospectus (Prospectus) and Statement of Additional Information (SAI) for the Advanced Series Trust (the Trust), and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein and not otherwise defined herein shall have meanings given to them in the Trust Prospectus and SAI.

Effective December 14, 2017, George Sakoulis, PhD of Quantitative Management Associates LLC will replace Joel Kallman as a Portfolio Manager for the Portfolio. Ed Keon Jr., Edward Campbell, Stacie Mintz and Jacob Pozharny will continue to serve as portfolio managers for the Portfolio.

To reflect this change, effective December 14, 2017, the Trust’s Prospectus, and SAI, and the Portfolio’s Summary Prospectus are hereby revised as follows:

I.	All references to Joel Kallman are hereby removed.

II.	The table in the section of the Prospectus relating to the Portfolio entitled “Summary: AST Prudential Growth Allocation Portfolio- Management of the Portfolio” and the section of the Summary Prospectus entitled “Management of the Portfolio” are hereby revised by deleting the information regarding Joel Kallman and adding the following information with respect to George Sakoulis:

Subadviser	Portfolio Managers	Title	Service Date
Quantitative Management Associates LLC	George Sakoulis, PhD	Managing Director and Portfolio Manager	December 2017

III.	The following hereby replaces the first sentence in the section of the Prospectus entitled “HOW THE TRUST IS MANAGED – Portfolio Managers – AST Prudential Growth Allocation Portfolio - QMA”:

Ed Keon Jr., Edward Campbell, Stacie Mintz, Jacob Pozharny, and George Sakoulis are primarily responsible for the day-to-day management of the asset allocation and equity portion of the Portfolio.

IV.	The following is hereby added to the last paragraph in the section of the Prospectus entitled “HOW THE TRUST IS MANAGED – Portfolio Managers – AST Prudential Growth Allocation Portfolio – QMA – Non-US Equity”:

George Sakoulis, PhD, is a Managing Director and Head of Global Portfolio Solutions for QMA, where he focuses on quantitative global macro equity research. Previously, he led quantitative research for the Emerging Markets Equity team at GMO, LLC. Prior to that, George served as the director of European equity strategies for Numeric Investors and was a director for UBS O’Connor. George earned a BA in Economics and a BS in Statistics from San Francisco State University, and an MA in Economics and a PhD in Financial Econometrics from the University of Washington.

V.	The table in Part I of the SAI entitled “PORTFOLIO MANAGERS: OTHER ACCOUNTS” is hereby revised by deleting in its entirety the information regarding Joel Kallman and adding the following information with respect to the Portfolio:

Adviser/Subadvisers	Portfolio Managers	Registered Investment Companies*	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Portfolio Securities*
Quantitative Management Associates LLC	George Sakoulis, PhD	1/$32,455,839	None	3/$74,077,891 1/$31,533,839	None

* Information is as of October 31, 2017.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
256SUP1